 1  As of 12/31/19      Allianz SE  Allianz Europe B.V. Netherlands  Allianz Foundation for North AmericaCalifornia    Allianz Asset Management of America LLCDelaware      Allianz Mexico, S.A. Compania De Seguros Mexico      Allianz Life Insurance Company of North America Minnesota    PFP Holdings, Inc.Delaware    AZOA Services Corporation New York      Allianz Global Risks US Insurance Company Illinois    Allianz Renewable Energy Partners of America LLC Delaware            0.1% Managing Member  99.8%  99.999%    Allianz Real Estate of America LLCDelaware    Allianz Technology of America, Inc.Delaware    Allianz of America, IncDelaware    Allianz Finance CorporationDelaware    .001%          Allianz Finanzbeteiligungs GmbH74.47% 25.53%Allianz Asset Management GmbH  Allianz Asset Management of America Holdings Inc.  ** Various Non-US Intermediaries are not shownNote: Subsidiary relationships are 100% owned except where indicated              Fireman’s Fund Insurance Company CaliforniaPage 3100%(Voting Common)  Page 2  Page 4  Allianz Reinsurance America, Inc.California  66.7%  33.3%  Allianz Technology International B.V.** Netherlands  100% (Non-Voting Preferred)  P & C Insurance CompanyLife Insurance Company  Page 6  0.1%                    AGCS International Holding B.V.Netherlands      Allianz Global Corporate & Specialty SEGermany      20% (Common)  100% (Non-Voting  Preferred)  80% (Common)                                                                                                    Page 5                Allianz Renewable Energy Partners of America 2 LLC Delaware

     Allianz Underwriters Insurance Company Illinois    1739908 Ontario, Inc.Canada    AIM Underwriting Ltd.Canada    Allianz Risk Consultants, LLC California    Allianz Aviation Managers, LLC Delaware      Allianz Global Risks US Insurance Company Illinois    Wm. H. McGee& Co. Inc.New York                    AGCS Marine Insurance CompanyIllinois  2  P & C Insurance Company  Note: Subsidiary relationships are 100% owned except where indicated        Fireman’s Fund Insurance Company California            Allianz Risk Transfer, Inc.New York        EF Solutions LLCDelaware      Allianz Risk Transfer (Bermuda) Limited Bermuda    As of 12/31/2019    Wm. H. McGee& Company (Bermuda) LTD. Bermuda              Allianz Global Corporate& Specialty of Bermuda Limited Bermuda

 3        Fireman’s Fund Insurance CompanyCalifornia    Fireman’s Fund Financial Services, LLC Delaware      Chicago Insurance Company Illinois      Interstate Fire &  Casualty Company Illinois      National Surety Corporation Illinois      Associated Indemnity Corporation California      Fireman’s Fund Indemnity Corporation New Jersey      The American Insurance Company Ohio    Par Holdings LTDBermuda      American Automobile Insurance Company Missouri                          P & C Insurance Company  Note: Subsidiary relationships are 100% owned except where indicated      14.28%  As of 12/31/2019

                                                               Life Insurance CompanyNote: Subsidiary relationships are 100% owned except where indicated4  AZL PFInvestments, Inc.(Minnesota)  Allianz Life Financial Services, LLC(Minnesota)  Allianz Investment Management, LLC (Minnesota)  Yorktown Financial Companies, Inc. (Indiana)  Questar Capital Corporation (Minnesota)  Questar Asset Management Inc. (Minnesota)  Questar Agency, Inc. (Minnesota)  Allianz Life Insurance Company of New York (New York)  Dresdner Kleinwort Pfandbriefe Investments II, Inc. (Delaware)  Allianz Fund Investments, Inc. (Delaware)  Inforce Solutions, LLC (Georgia)  Allianz Life Insurance Company of New York (New York)  Allianz Life Insurance Company of Missouri (Missouri)          TruChoice Financial Group, LLC (Minnesota)      Allianz Individual Insurance Group, LLC (Minnesota)  Allianz Life Insurance Company of North America(Minnesota)  Organization Chart          As of 12/31/2019  GamePlan Financial Marketing, LLC (Georgia)    The Annuity Store Fin. & Ins. Services, LLC (California)        American Financial Marketing, LLC (Minnesota)    Ann Arbor Annuity Exchange, LLC (Michigan)

 5      Key:                                                                                                                                                                                                                                                    Allianz SE[Munich]  Allianz Global Investors U.S. Holdings LLC[Delaware]  Allianz Global  Investors Distributors LLC[Delaware]  PIMCO  Advisors (Ireland) Limited [Ireland]  PIMCOJapan Ltd[BVI]  PIMCO Global Advisors  LLC[Delaware]  PIMCO  Advisors (Resources) LLC[Delaware]  Australia Pty Limited [Australia]  PIMCOAsia Pte Ltd[  Singapore]  PIMCOEurope Ltd[UK]  Pacific Investment Management Company LLC[Delaware]  StocksPLUS Management Inc. [Delaware]  100%  99%  100%  Allianz Asset Management GmbH[Munich]  PFP Holdings, Inc.[Delaware]  Allianz Asset Management of America L.P.[Delaware]  Allianz Asset Management of America LLC[Delaware]  Units Not Held by Allianz Entities  Allianz of America, Inc.[Delaware]  PIMCO Global Holdings LLC[Delaware]  PIMCO Canada Corp.[Nova Scotia]  100%  <0.1% "E" LP  100%  100%  81.0% "A"  4.6% "M"  99.8% "A" and "E"Non-Managing Interest  Allianz Finanzbeteiligungs  GmbH[Munich]  74.47%  Limited [Hong Kong]  100%  (Schweiz) GmbH [Switzerland]  PIMCOInvestments LLC[Delaware]  PIMCO Global Advisors (Luxembourg) S.A. [Luxembourg]  100%  100%      PIMCO  Latin America Administradora de Carteiras Ltda. [Brazil]      99%  100%    1%      1%          PGA Global Services LLC[Delaware]                Australia Management Limited [Australia]            100% 100%  100%  2.5% "B"  11.9% "B" and "M"  100%  Allianz Europe B.V.[Amsterdam]  100%25.53%  100%  0.1% "A" Non-Managing Interest  Private Fund GPs / Management Entities / Fund Entities  0.1% "B" Managing Interest  100%  100%  GP>99.9% "A" and "E"          PIMCO Taiwan Limited [Taiwan (ROC)]      PIMCO Investment Management (Shanghai)Limited[Shanghai]  100%  100%      Gurtin Fixed Income Management, LLC [Delaware]  As of 12/31/2019  100%  SEC-Registered Investment Adviser  SEC-Registered Broker-Dealer  Non-U.S. Investment Adviser  Non-U.S. Broker-Dealer  Non-U.S. Investment Adviser and Non-U.S. Broker-Dealer  Non-adviser/broker companies  Accounting not handled by AAM LP  Pending license for non-U.S. Investment Adviser  PIMCO Deutschland GmbH[Munich]                  Allianz Asset Management of America Holdings Inc.[Delaware]      Allianz Global Investors U.S. LLC [Delaware]          Allianz Capital Partners of America LLC[Delaware]                Private Fund GPs / Management Entities / Fund Entities                Allianz Asset Management U.S.Holding II LLC[Delaware]

   Allianz Partners S.A.S.Paris, France    Euler Hermes GroupParis, France**        Allianz SEMunich, GermanyAllianz Holding France S.A.Paris, France  Allianz Europe B.V.Amsterdam, Netherlands                    Page 7      P & C Insurance Company** Various Non-US Intermediaries are not shown                                                                Euler Hermes North America Holding, Inc.Owings Mills, Maryland, United States  Euler Hermes North America Insurance CompanyOwings Mills, Maryland, United States  Euler Hermes Services North America, LLCOwings Mills, Maryland, United StatesEuler Hermes Collections North America CompanyOwings Mills, Maryland, United StatesEuler Hermes Excess North America Company, LLCOwings Mills, Maryland, United States            6  Note: Subsidiary relationships are 100% owned except where indicated  As of 12/31/2019  Allianz Europe Ltd.Amsterdam, Netherlands        A.C.I.F. Allianz Compagnia Italia Finanziamenti S.p.A.Milan, Italy

                                                               Allianz SEMunich, Germany100%*Allianz Partners S.A.S.Paris, France (Branch Office:Germany)55%  AWP P&C S.A.Paris, France  AWP USA Inc.District of Columbia, USA  Jefferson Insurance CompanyNew York, USA  AGA Service CompanyVirginia, USA  AZGA Service Canada Inc.Canada  AZGA Insurance Agency Canada, Ltd.Canada  Fusion Company, LLCDelaware, USA  P & C Insurance Company* Allianz Partners participations ~ 100%.Note: Various Non-US Intermediaries are not shown  *  Selectcare Worldwide CorporationCanada      Note: Subsidiary relationships are 100% owned except where indicated  7  As of 12/31/2019